UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2019

ALTERYX, INC.
(Exact Name of the Registrant as Specified in Charter)

Delaware	001-38034	90-0673106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3345 Michelson Drive, Suite 400, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)
(888) 836-4274
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	AYX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

 Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 22, 2019, Alteryx, Inc., a Delaware corporation (the “Company”), held its 2019 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2019. There were 40,683,863 shares of Class A common stock and 14,840,703 shares of Class B common stock present at the Annual Meeting in person or by proxy, which constituted a quorum for the transaction of business.
The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.
To elect three Class II directors, each of whom is currently serving on the Company’s board of directors, each to serve a three-year term expiring at the 2022 annual meeting of stockholders and until his or her successor has been elected and qualified.

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

3.	To approve, on a non-binding advisory basis, the compensation paid by the Company to its named executive officers.

4.	To select, on a non-binding advisory basis, whether future advisory votes on the compensation paid by the Company to its named executive officers should be held every one, two or three years.

1.	Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Kimberly E. Alexy	166,099,396	12,432,554	10,558,943
Mark Anderson	178,480,639	51,311	10,558,943
John Bellizzi	172,863,225	5,668,725	10,558,943
Each of the three nominees for director was elected to serve until the 2022 annual meeting of stockholders and until his or her successor has been elected and qualified.

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions
189,007,976	49,600	33,317
The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

3.	Advisory Approval of the Compensation of the Named Executive Officers

For	Against	Abstentions	Broker Non-Votes
171,786,006	6,711,428	34,516	10,558,943
The stockholders approved the compensation paid by the Company to its named executive officers.

4.	Advisory Approval of the Frequency of Advisory Votes on the Compensation of the Named Executive Officers

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
178,420,768	13,870	64,439	32,873	10,558,943
Based on these results and consistent with the Company’s recommendation, the Company’s board of directors has determined that the Company will conduct future advisory votes regarding the compensation of its named executive officers once every year. This policy will remain in effect until the next stockholder vote on the frequency of advisory votes on the compensation of named executive officers, which is expected to be held at the Company’s 2025 Annual Meeting of Stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERYX, INC.

Date:	May 24, 2019	By:	/s/ Christopher M. Lal
		Name:	Christopher M. Lal
		Title:	Chief Legal Officer and Corporate Secretary